Putnam
Massachusetts
Tax Exempt
Income
Fund

ANNUAL REPORT

May 31, 1998

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Fund highlights

* "With the advent of a consolidated health-care industry beginning to constrain investment opportunities in that sector, we have redeployed assets into the education sector and focused on two unique 'natural' AAA investments: bonds issued by Harvard University and MIT."

                            -- Leslie J. Burke, manager
                               Putnam Massachusetts Tax-Exempt Income Trust

* Putnam Massachusetts Tax Exempt Income Fund's class A shares ranked among the top 20% of all Massachusetts municipal bond funds tracked by Lipper Analytical Services for both the 3 and 5-year periods ended June 30, 1998, finishing 8 of the 51 funds tracked for 3 years and 4 of the 26 funds tracked for 5 years.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements

* Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 33 of 56 for 1-year performance. Class B shares ranked 47 of 56 for 1-year performance and 28 of 51 for 3-year performance. Class M shares ranked 38 of 56 for 1-year performance and 20 of 51 for 3-year performance.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam Massachusetts Tax Exempt Income Fund's fiscal year that closed on May 31, 1998.

Using her own knowledge of the Massachusetts tax-exempt bond environment and backed by Putnam's extensive credit analysis capability, Fund Manager Leslie Burke made the strategic and tactical decisions that provided these positive results. In the following report, Leslie discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to Massachusetts, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Leslie J. Burke

The robust Massachusetts' economy and continued improvements in the Commonwealth's credit rating contributed to strong returns for Putnam Massachusetts Tax Exempt Income Fund this year, along with a healthy supply of desirable state and institutional bond issues and a successful hedging strategy. For the year ended May 31, 1998, your fund's class A shares returned 8.86% at net asset value (3.74% at public offering price). For complete performance information, including results for class B and class M shares, please see page 9.

*MASSACHUSETTS CREDIT RATING CONTINUES TO CLIMB

Although the market has held its trading range since the beginning of 1998 and the inflow of investment funds from overseas has remained steady, we believe some shift is likely as we enter the third quarter of 1998. Because the market's direction is still uncertain, no clear investment theme has emerged, and we are maintaining a slightly defensive, duration-neutral stance. Meanwhile, along with that of the rest of the United States, the Massachusetts economy continues to thrive. Following credit upgrades in October and November 1997, Standard and Poor's raised the Commonwealth's credit rating a third time, in January 1998, to AA from AA-. The rating on Massachusetts debt had sunk as low as BBB in 1989 as a result of overspending followed by a severe economic recession.

With the general perception that the Commonwealth is in excellent overall fiscal condition, retail demand for its bonds remains vigorous. Strong wealth indicators, an educated work force, and a 12% unearned income tax rate all contribute to the desirability of Massachusetts debt over that of many other states. We took advantage of this situation by selling a portion of the fund's position in Massachusetts general obligation bonds, which had appreciated to the point that we considered them fully valued. Profits from this sale were reinvested in several attractive education issues.

* EDUCATION BONDS: THE NATURAL CHOICE

The most significant change in your fund's portfolio over the past year has been increased focus on education issues. Although education issues don't straddle the credit spectrum to the same extent as health-care bonds, the education sector currently offers more compelling investment opportunities. We have recently purchased Wentworth Institute of Technology debt as well as that of Groton School, which because of its reputation, trades higher than comparable AA issues. We also own some debt of smaller schools at the other end of the credit spectrum; these are lower-rated bonds whose purchase was prompted by their attractive yields and coupons.

The stars of the education portion of your fund's portfolio are Harvard University and Massachusetts Institute of Technology (MIT) bonds, which both carry natural AAA ratings. This sets them apart from the majority of AAA-rated bonds, which typically owe their high ratings to insurance designed to offset whatever degree of risk is inherent in that particular issue. A natural AAA bond achieves its rating based solely upon the intrinsic credit rating and reputation of the issuer and requires no enhancement from insurance companies to ensure credit or reduce risk. In the case of Harvard and MIT, their vast endowments, together with their worldwide reputations, guarantee their credit safety. As a consequence, they tend to trade higher than typical insured AAAs.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care     28.2%

Transportation            15.6%

Education                 13.0%

Water and sewerage         9.5%

Housing                    4.5%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

In addition to their other advantages, these Harvard and MIT bonds are noncallable. Callable bonds have the option of being called away by the issuer at a certain future date, usually if interest rates are lower than when the bonds are first issued. To provide the fund with an attractive and durable level of income, we have sought to reduce its exposure to callable bonds; adding noncallable bonds -- especially bonds as attractive as these -- makes a valuable contribution to our risk-management efforts.

* TRANSPORTATION ISSUES ON THE MOVE

When bond market prices fall in the Commonwealth, the Massachusetts Turnpike issue tends to be among the least expensive because the supply is so plentiful. Thus, while Massachusetts bonds have traded higher and higher as the state's credit rating has improved, Massachusetts Turnpike issues have remained relatively inexpensive, trading as high as 91% of the yield of comparable Treasuries. We continued to increase the fund's investment in these bonds as opportunities arose.

We have also been active in Puerto Rico, which conducted an aggressive issuing program between October 1997 and the first week of May 1998. Island authorities are using this new debt to finance an Electric Power Authority update, as well as to build the island's first public transportation system -- a $1.4 billion project. Many of the architects and engineers driving Puerto Rico's transportation project have also been involved in the Massachusetts Big Dig project, and some of its administrators are veterans of the administration of former Massachusetts Governor Michael Dukakis. In addition to their tax advantages, many of the Puerto Rican bonds are also noncallable.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Massachusetts State Turnpike Authority revenue bonds
Series A, MBIA, 5s, 1/1/37

Massachusetts State Water Resources Authority revenue bonds
Series A, 6 1/2s, 7/15/19

Massachusetts State Health and Educational Facilities Authority revenue bonds (Mass. General Hospital), Series F, AMBAC, 6 1/4s, 7/1/12

Massachusetts State Health and Educational Facilities Authority revenue bonds (Rev. Cooley Dickinson Hospital), 7 1/8s, 11/15/18

Puerto Rico Electric Power Authority revenue bonds
MBIA, 5s, 7/1/28

Massachusetts State Health and Educational Facilities Authority
IFB (Boston U.) Series L, MBIA, 8.268s, 10/1/31

Boston, Water and Sewer Commission revenue bonds
Series A, 5 3/4s, 11/1/13

Massachusetts State Industrial Financing Agency revenue bonds
(Merrimack College) 7 1/8s, 7/1/12

Massachusetts State Health and Educational Facilities Authority revenue bonds (MIT) Series I-1, 5.2s, 1/1/28

Massachusetts Bay Transit Authority revenue bonds (General
Transit Systems) Series B, 5.9s, 6/1/24

Footnote reads:
These holdings represent 26.1% of the fund's net assets as of 5/31/98. Portfolio holdings will vary over time.

* MUNICIPAL BONDS REMAIN ATTRACTIVE, LONGER-TERM OUTLOOK REMAINS CAUTIOUS

As measured by their ratio to Treasuries, municipal bonds as a class have been relatively cheap for much of this year, making them attractive investments. Long-term municipal bonds are currently trading at about 90% of the yield of comparable Treasuries, up from 87% at the end of 1997. When compared with the standard historical ratio of approximately 84%, this is obviously a buying opportunity. The fund is currently fully invested in the municipal bond market, using Treasury futures to scale back duration to neutral as a hedge against future volatility. We believe that municipal bond yields will fall back to 86% to 87% of Treasuries in the not-too-distant future. This belief reflects two facts: first, June 1 and July 1 are significant coupon payment dates for bond issuers; and second, bond supply generally dwindles during the summer months. Thus, bondholders seeking to reinvest their June and July payments could prompt an increase in demand at a time when supply is low -- driving prices higher and yields correspondingly lower.

The Massachusetts municipal bond market looks quite healthy as it moves into the traditionally slow summer season. With both the nation's and Massachusetts economies strong, employment growth continuing, and interest rates stable, the demand for municipal bonds is expected to remain robust. However, these favorable conditions may eventually give way to slightly higher inflation, so we remain cautious in our outlook as we enter fiscal 1999. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy emphasizing intermediate maturities, low call risk, and in-depth credit research will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                           Class A         Class B           Class M
(inception date)         (10/23/89)       (7/15/93)         (5/12/95)
                         NAV     POP     NAV     CDSC      NAV     POP
------------------------------------------------------------------------
1 year                  8.86%   3.74%   8.27%    3.27%    8.55%   5.05%
------------------------------------------------------------------------
5 years                36.07   29.56   31.29    29.29    33.80   29.48
Annual average          6.35    5.32    5.60     5.27     6.00    5.30
------------------------------------------------------------------------
Life of fund           97.12   87.82   84.74    84.74    90.73   84.58
Annual average          8.21    7.60    7.40     7.40     7.80    7.39
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                         Lehman Bros.
                          Municipal           Consumer
                         Bond Index          Price Index
------------------------------------------------------------------------
1 year                      9.39%               1.69%
------------------------------------------------------------------------
5 years                    38.53               12.90
Annual average              6.74               12.46
-----------------------------------------------------------------------
Life of fund               96.00               29.62
Annual average              8.16                3.07
------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's share when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/23/89

Plot Points

                Lehman Bros.       Consumer         Fund's Class A
               Municipal Bond       Price               Shares
Date               Index            Index               at POP

10/31/89           10,000           10,000              9,529
5/31/90            10,453           10,287              9,926
5/31/91            11,507           10,796             10,929
5/31/92            12,673           11,122             12,236
5/31/93            14,149           11,480             13,803
5/31/94            14,499           11,743             14,067
5/31/95            15,824           12,118             15,255
5/31/96            16,547           12,468             15,989
5/31/97            17,919           12,746             17,294
5/31/98            19,600           12,962             18,782

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $18,474 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,073 ($18,458 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                            Class A          Class B          Class M
------------------------------------------------------------------------
Distributions (number)        12               12               12
------------------------------------------------------------------------
Income                    $0.509579        $0.446533         $0.480988
------------------------------------------------------------------------
Capital gains1                --               --                --
------------------------------------------------------------------------
  Total                   $0.509579        $0.446533         $0.480988
------------------------------------------------------------------------
Share value:             NAV     POP           NAV          NAV     POP
------------------------------------------------------------------------
5/31/97                 $9.31   $9.77        $9.30         $9.31   $9.62
------------------------------------------------------------------------
5/31/98                  9.61   10.09         9.61          9.61    9.93
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2   5.26%   5.01%        4.61%         4.96%   4.80%
------------------------------------------------------------------------
Taxable equivalent3      9.90    9.43         8.67          9.33    9.03
------------------------------------------------------------------------
Current 30-day
SEC yield4               4.80    4.57         4.14          4.50    4.36
------------------------------------------------------------------------
Taxable equivalent3      9.03    8.60         7.79          8.47    8.20
------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 46.85% combined federal and state tax rate.
 Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                      Class A             Class B            Class M
(inception date)    (10/23/89)          (7/15/93)          (5/12/95)
                   NAV       POP       NAV      CDSC      NAV       POP
------------------------------------------------------------------------
1 year            7.88%     2.74%     7.19%     2.19%     7.57%     4.12%
------------------------------------------------------------------------
5 years          34.19     27.84     29.40     27.42     31.77     27.46
Annual average    6.06      5.03      5.29      4.97      5.67      4.97
------------------------------------------------------------------------
Life of fund     97.79     88.46     85.07     85.07     91.13     84.97
Annual average    8.17      7.57      7.35      7.35      7.75      7.34
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FRB         -- Floating Rate Bonds
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Massachusetts (87.2%)
-------------------------------------------------------------------------------------------------------------
        $   5,220,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                         Res. Recvy.), 8 1/2s, 12/1/08                            BBB-         $    5,368,352
            7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                         (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15               BB-/P             7,586,250
            1,270,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                         Nursing Care Ctr. Inc.), 10s, 1/1/20                     Baa1              1,376,363
            7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds,
                         Ser. A, 5 3/4s, 11/1/13                                  A1                8,678,906
            5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA,
                         6.42s, 1/15/11                                           Aaa               5,331,250
                       Lowell G.O. Bonds
            1,250,000    8.4s, 1/15/09                                            Baa1              1,406,250
            2,455,000    8.3s, 2/15/05                                            Aaa               2,789,494
                       MA Bay Trans. Auth. Rev. Bonds
            3,550,000    Ser. B, 6.2s, 3/1/16                                     AA3               4,073,625
            4,800,000    Ser. C, 6.1s, 3/1/23                                     AA3               5,202,000
            7,500,000    (Gen. Trans. Syst.), Ser. B, 5.9s, 6/1/24                AA3               8,240,625
            4,000,000    Ser. A, 5 1/2s, 3/1/12                                   AA3               4,300,000
            5,000,000    (Gen. Trans. Syst.), Ser. C, 5s, 3/1/24                  AA3               4,881,250
            1,000,000  MA State Cons. Loan G.O. Bonds, Ser. A,
                         7 5/8s, 6/1/08                                           AAA               1,118,750
                       MA State G.O. Bonds
            5,075,000    AMBAC, 8.85s, 11/1/14                                    AAA/P             6,889,313
            5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                            Aaa               5,418,750
            3,870,000    Ser. A, 6s, 11/1/11 (SEG)                                Aa3               4,387,613
                       MA State Hlth. & Edl. Fac. Auth. IFB
            2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.284s, 8/15/21      Aaa               2,355,000
            7,500,000    (Boston U.), Ser. L, MBIA, 8.268s, 10/1/31               Aaa               8,859,375
            6,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                         9.289s, 7/1/25                                           Aaa               6,795,000
            7,900,000    (New England Medical Ctr.), MBIA, 6.480s,
                         7/1/18                                                   Aaa               8,186,375
                       MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
            2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                         10 1/4s, 1/1/21                                          AAA/P             2,352,500
            5,465,000    (Goddard Memorial Hosp.), Ser. B, 9s, 7/1/15             Baa3              6,052,481
            2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16               BBB-              2,255,000
            2,500,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                         8 3/8s, 7/1/15                                           Baa3              2,762,500
            4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                     Baa2              4,659,063
            2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18           Aaa               2,362,313
            3,300,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                      Ba2               3,372,303
            6,010,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                         7 7/8s, 8/15/24                                          BB/P              6,753,738
            3,000,000    (Stonehill College), Ser. D, AMBAC,
                         7.7s, 7/1/20                                             Aaa               3,277,500
            2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11         Baa3              2,361,525
            8,805,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s,
                         11/15/18                                                 AAA/P            10,092,731
            1,900,000    (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                         11/15/22                                                 AAA               2,158,875
            1,550,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17       Aaa               1,726,313
            3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18        Aaa               4,321,350
            5,000,000    (Harvard U.), Ser. N, 6 1/4s, 4/1/20                     Aaa               5,918,750
            9,850,000    (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12           Aaa              11,179,750
            7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                         6s, 7/1/25                                               Aaa               7,739,375
            3,000,000    (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                  BBB+              2,943,750
            4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                 A1                4,425,313
            8,000,000    (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28              Aaa               8,330,000
                       MA State Hsg. Fin. Agcy. Rev. Bonds (Residential
                         Dev.), FNMA Coll.
            6,000,000    Ser. C, 6.9s, 11/15/21                                   Aaa               6,375,000
            2,000,000    Ser. E, 6 1/4s, 11/15/12                                 Aaa               2,162,500
                       MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                         (Southeastern MA)
            6,500,000    Ser. B, 9 1/4s, 7/1/15                                   BB-/P             7,369,375
            3,410,000    Ser. A, 9s, 7/1/15                                       BB-/P             3,853,300
                       MA State Indl. Fin. Agcy. Rev. Bonds
            1,950,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                   BB-/P             2,064,563
            6,000,000    (Orchard Cove Inc.), 9s, 5/1/22                          AAA/P             7,185,000
            3,815,000    (MA Tpk.), 9s, 10/1/20                                   AAA/P             4,301,413
            1,765,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s,
                         7/1/11                                                   Aaa               1,879,496
            2,500,000    (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09               AAA/P             2,681,250
            3,600,000    (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20           Aaa               4,045,500
            3,000,000    (1st Mtge. Stone Institution & Newton),
                         7.9s, 1/1/24                                             B/P               3,266,250
            5,140,000    (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25             BBB-              5,833,900
            7,650,000    (Merrimack College), 7 1/8s, 7/1/12                      AAA               8,644,500
            3,000,000    (1st Mtge. Pioneer Valley Living Ctr.),
                         7s, 10/1/20                                              B/P               3,006,870
            3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15               BBB-/P            3,784,375
            1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                           A3                1,264,025
            2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                           A3                2,836,194
            3,000,000    (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09              BBB-/P            3,258,750
                         6 3/4s, 12/1/25                                          BBB/P             6,374,375
            6,000,000    (1st Mtge. Berkshire Retirement Home),
                         Ser. A, 6 5/8s, 7/1/16                                   BBB               6,390,000
            2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17             BBB-/P            2,052,500
            1,350,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10         A-/P              1,459,688
            3,385,000    (Park. School), 5.9s, 9/1/26                             A3                3,541,556
            1,650,000    (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28              Baa1              1,676,813
            5,000,000    (Groton School), Ser. A, 5s, 3/1/28                      Aa2               4,850,000
            1,985,677    (1st Mtge. Pioneer Valley Living Ctr.),
                         zero %, 10/1/20                                          B/P                   2,482
           19,500,000  MA State Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                         5s, 1/1/37                                               Aaa              18,890,625
                       MA State Wtr. Resources Auth. Rev. Bonds
            7,500,000    Ser. A, 7s, 4/1/18                                       Aaa               8,043,750
           10,000,000    Ser. A, 6 1/2s, 7/15/19                                  A1               11,975,000
            2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                            Aaa               3,045,000
                       Somerville, Hsg. Auth. Rev. Bonds
                         (Clarendon-Hill Mtge.) GNMA Coll.
            2,000,000    7.95s, 11/20/30                                          Aaa               2,115,000
            1,390,000    7.85s, 11/20/10                                          Aaa               1,471,663
            3,050,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                         9 1/4s, 12/1/22                                          BB-/P             3,374,063
                       Worcester Rev. Bonds (St. Francis Home)
            2,000,000    9 3/4s, 7/1/19                                           BB-/P             2,006,740
            1,000,000    9.4s, 7/1/08                                             BB-/P             1,003,100
                                                                                               --------------
                                                                                                  350,374,287

Puerto Rico (11.7%)
-------------------------------------------------------------------------------------------------------------
                       Cmnwlth. of PR, G.O. Bonds
            1,700,000     6 1/2s, 7/1/13                                          A                 1,982,625
            4,000,000     5 1/2s, 7/1/10                                          A                 4,305,000
            2,300,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                         3.20s, 12/1/15                                           VMIG              2,300,000
                       Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
            1,000,000    Ser. Y, MBIA, 6 1/4s, 7/1/14                             Aaa               1,165,000
            2,925,000    Ser. Z, MBIA, 6 1/4s, 7/1/13                             Aaa               3,403,969
            5,000,000    Ser. W, MBIA, 5 1/2s, 7/1/15                             Aaa               5,406,250
            4,000,000  Cmnwlth. of PR, Hwy. Trans. Auth. FRB, AMBAC,
                         2 1/2s, 7/1/28                                           VMIG1             4,000,000
                       PR Elec. Pwr. Auth. Rev. Bonds
            5,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                            Aaa               5,787,500
            9,985,000    MBIA, 5s, 7/1/28                                         Aaa               9,847,706
            2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                         Rev. Bonds (Special Facilities-American Airlines),
                         Ser. A, 6.45s, 12/1/25                                   Baa2              2,840,500
                       PR Pub. Bldg. Auth. Rev. Bonds
            1,000,000    Ser. K, 6 7/8s, 7/1/21                                   Aaa               1,120,000
            5,000,000    (Govt. Fac.), Ser. B, AMBAC, 5s, 7/1/27                  Aaa               4,943,750
                                                                                               --------------
                                                                                                   47,102,300
-------------------------------------------------------------------------------------------------------------
                       Total Municipal Bonds and Notes
                         (cost $370,772,630) (b)                                               $  397,476,587
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $401,898,763.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $370,772,704, resulting in gross unrealized appreciation and depreciation of $28,190,381 and $1,486,498, respectively, or net unrealized appreciation of
      $26,703,883.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rate shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDNs and FRBs are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

          Hospital/health care     28.2%
          Transportation           15.6
          Education                13.0

      The fund had the following insurance concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

          MBIA                     18.6%
          AMBAC                    10.6




-------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                              Unrealized
                                    Total     Aggregate Face   Expiration    Appreciation/
                                Market Value       Value          Date      (Depreciation)
-------------------------------------------------------------------------------------------
Municipal Index (Long)           $ 9,552,813    $ 9,349,708      Jun-98       $ 203,105
U.S. Treasury Bond (Short)        35,785,312     35,375,781      Jun-98        (409,531)
-------------------------------------------------------------------------------------------
                                                                              $(206,426)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $370,772,630) (Note 1)                                                $397,476,587
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,367,836
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,182,349
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      882,756
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               70,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            406,979,528

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 59,063
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       774,159
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          2,929,341
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  414,493
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                601,165
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   68,727
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                8,596
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,059
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      174,576
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       49,586
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         5,080,765
---------------------------------------------------------------------------------------------------
Net assets                                                                             $401,898,763

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $380,836,043
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                242,032
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (5,676,843)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               26,497,531
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $401,898,763

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($293,978,333 divided by 30,578,103 shares)                                                   $9.61
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.61)*                                       $10.09
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($105,350,541 divided by 10,967,593 shares)+                                                  $9.61
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,569,889 divided by 267,492 shares)                                                        $9.61
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.61)**                                       $9.63
---------------------------------------------------------------------------------------------------


 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                            $24,211,955
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,323,681
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             466,788
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          11,374
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,454
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      576,515
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      820,600
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       12,694
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     14,638
--------------------------------------------------------------------------------------------------
Registration fees                                                                            2,837
--------------------------------------------------------------------------------------------------
Auditing                                                                                    37,537
--------------------------------------------------------------------------------------------------
Legal                                                                                       25,121
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,915
--------------------------------------------------------------------------------------------------
Other                                                                                       14,062
--------------------------------------------------------------------------------------------------
Total expenses                                                                           4,328,216
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (117,667)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             4,210,549
--------------------------------------------------------------------------------------------------
Net investment income                                                                   20,001,406
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         2,777,033
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,734,381)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year        10,810,187
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 11,852,839
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $31,854,245
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 20,001,406       $ 19,183,131
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,042,652            874,982
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               10,810,187          6,717,772
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     31,854,245         26,775,885
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (15,261,832)       (15,338,843)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (4,463,933)        (3,806,282)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (127,246)          (145,040)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        21,464,363         34,185,964
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             33,465,597         41,671,684

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       368,433,166        326,761,482
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $242,032 and $28,496, respectively)                                          $401,898,763       $368,433,166
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.31            $9.11            $9.21            $9.05            $9.55
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .51              .52              .54              .55              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30              .21             (.10)             .18             (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .81              .73              .44              .73              .20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.51)            (.53)            (.54)            (.55)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.51)            (.53)            (.54)            (.57)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.61            $9.31            $9.11            $9.21            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.86             8.17             4.81             8.45             1.92
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $293,978         $280,402         $259,934         $251,232         $244,519
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .95              .96              .95              .89              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.33             5.67             5.80             6.11             5.69
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              31.13            19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                  Year ended May 31                            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.30            $9.10            $9.20            $9.05            $9.71
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .45              .46              .48              .49              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30              .21             (.11)             .17             (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .75              .67              .37              .66             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.47)            (.47)            (.49)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)            (.47)            (.47)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.61            $9.30            $9.10            $9.20            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.27             7.47             4.12             7.64            (1.15)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $105,351          $85,192          $65,538          $47,573          $23,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.60             1.61             1.60             1.53             1.41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.67             4.99             5.13             5.46             4.32*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              31.13            19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 12, 1995+
operating performance                                                          Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.31            $9.10            $9.21            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .48              .50              .51              .02(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .30              .21             (.11)             .12
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .78              .71              .40              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                                           --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.61            $9.31            $9.10            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             8.55             7.96             4.37             1.53*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $2,570           $2,839           $1,290              $22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.25             1.26             1.24              .06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.05             5.30             5.58              .30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               31.13            19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1998, the fund had a capital loss carryover of approximately $3,140,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover               Expiration
--------------------          --------------
    $1,126,000                 May 31, 2003
     2,014,000                 May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of unrealized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998 the fund reclassified $65,141 to increase undistributed net investment income with an increase to accumulated net realized loss on investments of $65,141. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

G) Line of credit The fund has entered into a committed line of credit with certain banks. The line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $117,667 under expense offset arangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payments by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $81,698 and $685 from the sale of class A and class M shares, respectively and $199,915 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchases without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $9,139 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $139,646,330 and $118,001,707, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,088,492      $48,546,833
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       873,674        8,354,893
------------------------------------------------------------
                                  5,962,166       56,901,726

Shares
repurchased                      (5,491,082)     (52,351,447)
------------------------------------------------------------
Net increase                        471,084      $ 4,550,279
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,155,750      $75,375,346
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       907,303        8,396,075
------------------------------------------------------------
                                  9,063,053       83,771,421

Shares
repurchased                      (7,487,476)     (69,171,078)
------------------------------------------------------------
Net increase                      1,575,577      $14,600,343
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,983,560      $28,444,358
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       284,284        2,717,263
------------------------------------------------------------
                                  3,267,844       31,161,621

Shares
repurchased                      (1,456,444)     (13,895,820)
------------------------------------------------------------
Net increase                      1,811,400      $17,265,801
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,973,186      $27,502,900
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       249,991        2,312,165
------------------------------------------------------------
                                  3,223,177       29,815,065

Shares
repurchased                      (1,266,942)     (11,717,045)
------------------------------------------------------------
Net increase                      1,956,235      $18,098,020
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         106,396       $1,012,124
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         9,116           87,040
------------------------------------------------------------
                                    115,512        1,099,164

Shares
repurchased                        (153,096)      (1,450,881)
------------------------------------------------------------
Net decrease                        (37,584)       $(351,717)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         322,143       $2,954,455
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        11,245          104,193
------------------------------------------------------------
                                    333,388        3,058,648

Shares
repurchased                        (169,995)      (1,571,047)
------------------------------------------------------------
Net increase                        163,393       $1,487,601
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.72% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER]Closed to new investors. Some exceptions may apply.

Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN047-43770  845/236/258     7/98